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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 March 31, 1998





                   Bear Stearns Asset Backed Securities, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                     333-43091                13-3836437
-----------------------------          ------------          ------------------
(State or Other Jurisdiction)          (Commission            (I.R.S. Employer
        of Incorporation)              File Number)          Identification No.)


          245 Park Avenue
          New York, New York                                 10167
        ---------------------                              ---------
        (Address of Principal                              (Zip Code)
          Executive Offices)


        Registrant's telephone number, including area code (212) 272-2000


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.        Other Events.

        Reference is hereby made to the Registration Statement on Form S-3 (Registration File No. 333-43091), as amended, filed by Bear Stearns Asset Backed Securities, Inc. (the "Depositor") with the Securities and Exchange Commission (the "Commission") on December 23, 1997, pursuant to which the Depositor registered $2,500,000,000 aggregate principal amount of its mortgage asset- backed certificates and notes, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended (the "Act"). Reference is also hereby made to the Prospectus, dated January 23, 1998, and the related Prospectus Supplement, dated March 20, 1998, which were previously filed with the Commission pursuant to Rule 424(b)(2), with respect to the IMC HOME EQUITY LOAN OWNER TRUST 1998-2 Adjustable Rate Home Equity Loan Asset Backed Notes, Series 1998-2 (the "Notes").

        The Notes were sold to Bear, Stearns & Co. Inc., as representative for the several underwriters pursuant to the terms of an underwriting agreement dated March 20, 1998 (the "Underwriting Agreement") among Bear Stearns Asset Backed Securities, Inc., IMC Mortgage Company and Bear, Stearns & Co. Inc., acting on its own behalf and as a representative of PaineWebber Incorporated, Deutsche Morgan Grenfell Inc. and J.P. Morgan Securities Inc. A copy of the Underwriting Agreement is filed herewith as Exhibit 1.1.

        The Notes were issued pursuant to an Indenture dated as of March 1, 1998 (the "Indenture") between IMC Home Equity Loan Owner Trust 1998-2 (the "Registrant" or the "Trust") and The Chase Manhattan Bank, as Indenture Trustee. A copy of the Indenture is filed herewith as Exhibit 4.1.

        The Notes are secured by the assets of the Trust pursuant to the Indenture. The assets of the Trust primarily include a pool of fixed and adjustable rate home equity loans (the "Home Equity Loans") secured by first lien mortgages or deeds of trust on one-to-four family residential properties.

        Beneficial interests in the Trust are represented by certificates issued pursuant to the Trust Agreement dated as of March 1, 1998 (the "Trust Agreement") between the Depositor and Wilmington Trust Company, as Owner Trustee. A copy of the Trust Agreement is filed herewith as Exhibit 4.2.

        The Home Equity Loans were sold by IMC Mortgage Company (the "Seller/Servicer") to the Depositor and were simultaneously sold by the Depositor to the Registrant pursuant to the Sale and Servicing Agreement dated as of March 1, 1998 (the "Sale and Servicing Agreement") among IMC Mortgage Company as Seller and Servicer, the Depositor, the Registrant and The Chase Manhattan Bank as Indenture Trustee. The Home Equity Loans will be serviced by the Seller/Servicer pursuant to the terms of the Sale and Servicing Agreement. A copy of the Sale and Servicing Agreement is filed herewith as Exhibit 10.1.

        As of the Closing Date, the Home Equity Loans possessed the characteristics described in the Prospectus dated January 23, 1998 and the Prospectus Supplement dated March 20, 1998 filed pursuant to Rule 424(b)(2) of the Act on March 30, 1998. In such Prospectus Supplement, a commitment was made to provide a description of the pool of Home Equity Loans, including loans acquired between the Cut-Off Date (March 1, 1998) and the Closing Date (March 31, 1998), in a current report on Form 8-K. Such description is attached hereto as Exhibit 99.1.


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Item 7.        Financial Statements, Pro Forma Financial Information and
               Exhibits.

(a)            Not applicable

(b)            Not applicable

(c)            Exhibits:

               1.1 Underwriting Agreement dated March 20, 1998, among Bear Stearns Asset Backed Securities, Inc., IMC Mortgage Company and Bear, Stearns & Co. Inc., acting on its own behalf and as a representative of PaineWebber Incorporated, Deutsche Morgan Grenfell, Inc. and J.P. Morgan Securities Inc.

               4.1 Indenture, dated as of March 1, 1998, between IMC Home Equity Loan Owner Trust 1998-2, as Issuer and The Chase Manhattan Bank, as Indenture Trustee.

               4.2 Trust Agreement, dated as of March 1, 1998 between Bear Stearns Asset Backed Securities, Inc., as Depositor, and Wilmington Trust Company, as Owner Trustee.

               10.1 Sale and Servicing Agreement dated as of March 1, 1998, among Bear Stearns Asset Backed Securities, Inc., as Depositor, IMC Home Equity Loan Owner Trust 1998-2, as Issuer, IMC Mortgage Company, as Seller and Servicer, and The Chase Manhattan Bank, as Indenture Trustee.

               99.1 Description of the Home Equity Loans as of the Closing Date (March 31, 1998).

                                  EXHIBIT INDEX


Exhibit No.          Description                                                      Page No.
-----------          -----------                                                      --------

1.1                  Underwriting Agreement dated March 20, 1998, among Bear
                     Stearns Asset Backed Securities, Inc., IMC Mortgage Company
                     and Bear, Stearns & Co. Inc., acting on its own behalf and as a representative of PaineWebber Incorporated, Deutsche Morgan
                     Grenfell, Inc. and J.P. Morgan Securities Inc.

4.1                  Indenture, dated as of March 1, 1998, between IMC Home
                     Equity Loan Owner Trust 1998-2, as Issuer and The Chase
                     Manhattan Bank, as Indenture Trustee.

4.2                  Trust Agreement, dated as of March 1, 1998 between Bear
                     Stearns Asset Backed Securities, Inc., as Depositor, and
                     Wilmington Trust Company, as Owner Trustee.

10.1 Sale and Servicing Agreement dated as of March 1, 1998, among Bear Stearns Asset Backed Securities, Inc., as
                     Depositor, IMC Home Equity Loan Owner Trust 1998-2, as
                     Issuer, IMC Mortgage Company, as Seller and Servicer, and
                     The Chase Manhattan Bank, as Indenture Trustee.

99.1                 Description of the Home Equity Loans as of the Closing Date
                     (March 31, 1998).